UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): July 30, 2024

Vanguard Green Investment Limited

(Exact name of registrant as specified in its charter)

Nevada	333-228847	30-1089215
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Rm. 5, 7F., No. 296, Sec. 4, Xinyi Rd., Da’an Dist.,

Taipei City 106427, Taiwan (R.O.C)

(Address of Principal Executive Offices)

+886905153139

(Registrant’s telephone number, including area code)

MU Global Holding Limited

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	MUGH	OTCPINK

Item 1.01. Entry into a Material Definitive Agreement.

On July 30, 2024, Vanguard Green investment Limited. (the “Company”) entered into certain share purchase agreement (the “Disposition SPA”) by and among Xie Ling (the “Purchaser”), MU Global Health Management (Shanghai) Limited (the “Subsidiary”) and MU Global Holding Limited (the “Seller”). Pursuant to the Disposition SPA, the Purchaser agreed to purchase the Subsidiary, in exchange for consideration of $11,975.00 (the “Purchase Price”). The Company’s board of directors (the “Board”) approved the transaction contemplated by the Disposition SPA (the “Disposition”). The Disposition closed on July 30, 2024 when all closing conditions were satisfied, including the payment of the Purchase Price, and all consents or approval required to be obtained from or made with any governmental authorities. Upon the closing of the Disposition, the Purchaser became the sole shareholder of the Subsidiary and as a result, assumed all assets and liabilities of all the subsidiaries and variable interest entities owned or controlled by the Subsidiary.

The above description of the terms of the Disposition SPA is qualified in its entirety by reference to the complete text of the Disposition SPA which is attached hereto as Exhibit 10.1.

Below is the Company’s organizational structure chart prior to the consummation of the Disposition.

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Below is the Company’s organizational structure chart after the consummation of the Disposition.

Item 9.01 Financial Statement and Exhibits

(d) Exhibits

10.1	Share Purchase Agreement dated July 30, 2024 by and among the Company, Xie Ling, MU Global Health Management (Shanghai) Limited and MU Global Holding Limited
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VANGUARD GREEN INVESTMENT LIMITED

Date: July 30, 2024	By:	/s/ NIU YEN YEN
	Name:	NIU YEN YEN
	Title:	Chief Executive Officer and Director

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